Exhibit 99.1

News Release

For immediate release:

Contact:	Investors	Media
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2025 Results

SPOKANE, Wash., November 3, 2025 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $25.9 million, or $0.33 per diluted share, on revenues of $314.2 million for the quarter ended September 30, 2025. Excluding after-tax special items, including merger-related expenses, adjusted net income was $27.8 million, or $0.36 per diluted share for the third quarter of 2025. Net income was $3.3 million, or $0.04 per diluted share, on revenues of $255.1 million for the quarter ended September 30, 2024.

Third Quarter 2025 Highlights

•
Generated Total Adjusted EBITDDA of $89.3 million and Total Adjusted EBITDDA margin of 28.4%
•
Entered into a definitive merger agreement with Rayonier Inc. to create a leading U.S. land resources owner and top-tier lumber manufacturer
•
Refinanced $100 million of maturing debt, preserving a weighted average cost of 2.3% across the debt portfolio
•
Maintained strong liquidity of $388 million as of September 30, 2025

"We are pleased with the strong operational performance across all business segments during the third quarter,” said Eric Cremers, President and Chief Executive Officer of PotlatchDeltic. “Our Real Estate segment captured opportunities to maximize timberland values, including two significant rural land sales in Georgia. In addition, our Wood Products segment delivered disciplined cost management, reinforcing operational resilience and positioning the division to capitalize when market conditions improve. Looking ahead, we remain focused on executing our operational and financial priorities, and on completing the pending merger with Rayonier - a transformative transaction expected to close in late first quarter or early second quarter 2026. This merger will create a premier land resources company with a strong pro forma balance sheet, well-positioned for growth and delivering long-term shareholder value."

Financial Highlights

($ in millions, except per share data)	Q3 2025	Q2 2025	Q3 2024
Revenues	$314.2	$275.0	$255.1
Net income	$25.9	$7.4	$3.3
Weighted-average shares outstanding, diluted (in thousands)	77,889	78,441	79,277
Net income per diluted share	$0.33	$0.09	$0.04

Adjusted Net Income[1]	$27.8	$7.4	$3.3
Adjusted Net Income Per Diluted Share[1]	$0.36	$0.09	$0.04

Total Adjusted EBITDDA[1]	$89.3	$52.0	$45.9
Total Adjusted EBITDDA Margin[1]	28.4%	18.9%	18.0%
Dividends per share	$0.45	$0.45	$0.45
Net cash from operations	$65.7	$41.0	$26.5
Cash and cash equivalents	$88.8	$95.3	$161.1

1 Adjusted Net Income, Adjusted Net Income Per Diluted Share, Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures. Refer to "Non-GAAP Measures" and Non-GAAP Reconciliations below for more information and reconciliations to GAAP, where applicable.

Business Performance: Q3 2025 vs. Q2 2025

Timberlands

Third Quarter 2025 Highlights

•
Timberlands Adjusted EBITDDA increased $1.4 million from Q2 2025
•
Northern harvest volume increased due to normal seasonality
•
Northern sawlog prices decreased primarily due to lower indexed sawlog prices
•
Southern sawlog and pulpwood prices were relatively stable
•
Higher log and haul costs were primarily driven by seasonal mix of steep terrain logging in Idaho and longer haul distances

($ in millions)	Q3 2025	Q2 2025	$ Change
Timberlands Revenues	$108.0	$101.7	$6.3

Timberlands Adjusted EBITDDA[1]	$41.0	$39.6	$1.4

1 Refer to Segment Information below for additional information.

Wood Products

Third Quarter 2025 Highlights

•
Wood Products Adjusted EBITDDA decreased $4.2 million from Q2 2025
•
Average lumber price decreased 12% to $396 per thousand board feet (MBF) in Q3 2025
•
Log costs decreased primarily due to improved log recovery
•
Increased lumber production resulted in lower per-unit manufacturing costs
•
Lumber inventory charge was $1.8 million lower compared to Q2 2025

($ in millions)	Q3 2025	Q2 2025	$ Change
Wood Products Revenues	$165.9	$171.8	$(5.9)

Wood Products Adjusted EBITDDA[1]	$(2.5)	$1.7	$(4.2)

1 Refer to Segment Information below for additional information.

Real Estate

Third Quarter 2025 Highlights

•
Real Estate Adjusted EBITDDA increased $40.4 million compared to Q2 2025
•
Sold 15,636 acres of rural land at an average price of $3,280 per acre
•
Sold 55 residential lots at an average price of $138,938 per lot
•
Sold 13 commercial acres for $532,942 per acre

($ in millions)	Q3 2025	Q2 2025	$ Change
Real Estate Revenues	$69.6	$29.1	$40.5

Real Estate Adjusted EBITDDA[1]	$63.1	$22.7	$40.4

1 Refer to Segment Information below for additional information.

Non-GAAP Measures

This press release includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (GAAP). Management believes that these non-GAAP measures, when read in conjunction with our GAAP financial statements, provide useful information to investors and other interested parties as described below. The presentation of these non-GAAP financial measures should be considered only as supplemental to, are not intended to be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may not be the same as or comparable to other similarly titled non-GAAP measures presented by other companies due to potential inconsistencies in methods of calculation.

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share are non-GAAP measures that represent GAAP net income (loss) and GAAP net income (loss) per diluted share before certain items, net of tax, that management believes impact the ability to compare the performance of our business, either period-over-period or with other businesses.

Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures that remove the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis and can be used to evaluate the operational performance of assets under management.

We define Total Adjusted EBITDDA Margin as Total Adjusted EBITDDA divided by Revenues.

Reconciliations of Total Adjusted EBITDDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share to their most comparable GAAP measures are set forth in the accompanying Non-GAAP Reconciliations at the end of this release.

Conference Call Information

A live conference call and webcast will be held Tuesday, November 4, 2025, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the above website.

A replay of the conference call will be available two hours following the call until November 11, 2025 by calling 1-800-770-2030 for U.S./Canada or 1-609-800-9909 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic Corporation (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) with ownership of 2.1 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to corporate responsibility. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs, expenses, and liquidity; strong balance sheet; operational and financial strategies; improving market conditions, and our ability to capitalize on them; demand for our products; positioning for growth and to deliver shareholder value; our expectations regarding the pending merger with Rayonier Inc.; and similar matters. Words such as “long-term,” “looking ahead,” “remain,” "when," "will," and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; the impact of government shutdowns; availability of logging contractors and shipping capacity; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in the U.S. and international economies and effects on our customers and suppliers, including the impact of tariffs on imports to the U.S. and potential retaliatory increases on exports from the U.S. and uncertainty regarding the timing and scope of such changes; duties and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; our ability to participate in the natural climate solutions and forest carbon sequestration markets, and the development of the market for those products; the ability of Rayonier Inc. and PotlatchDeltic to successfully complete the pending merger; our ability to successfully execute the company’s strategic operational and financial plans, and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands, except per share amounts)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues	$314,179	$274,985	$255,131	$857,424	$803,929
Costs and expenses:
Cost of goods sold	257,130	239,332	227,556	716,867	722,189
Selling, general and administrative expenses	20,088	21,807	20,403	61,750	61,882
Merger-related expenses	1,903	—	—	1,903	—
Environmental charge	—	—	—	490	—
	279,121	261,139	247,959	781,010	784,071
Operating income	35,058	13,846	7,172	76,414	19,858
Interest expense, net	(11,461)	(10,412)	(9,635)	(23,365)	(18,049)
Non-operating pension and other postretirement employee benefits	(351)	(351)	200	(1,053)	602
Other	1,222	741	1,516	1,757	1,348
Income (loss) before income taxes	24,468	3,824	(747)	53,753	3,759
Income taxes	1,425	3,530	4,056	5,299	12,923
Net income	$25,893	$7,354	$3,309	$59,052	$16,682

Net income per share:
Basic	$0.33	$0.09	$0.04	$0.75	$0.21
Diluted	$0.33	$0.09	$0.04	$0.75	$0.21
Dividends per share	$0.45	$0.45	$0.45	$1.35	$1.35
Weighted-average shares outstanding:
Basic	77,635	78,280	79,173	78,306	79,494
Diluted	77,889	78,441	79,277	78,477	79,563

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$88,773	$151,551
Customer receivables, net	34,718	23,358
Inventories, net	91,203	82,926
Other current assets	41,117	41,295
Total current assets	255,811	299,130
Property, plant and equipment, net	396,509	408,913
Investment in real estate held for development and sale	51,221	50,809
Timber and timberlands, net	2,317,282	2,357,151
Intangible assets, net	12,568	13,861
Other long-term assets	140,148	175,579
Total assets	$3,173,539	$3,305,443

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$97,611	$95,628
Current portion of long-term debt	27,495	99,552
Current portion of pension and other postretirement employee benefits	5,098	5,098
Total current liabilities	130,204	200,278
Long-term debt	1,007,594	935,100
Pension and other postretirement employee benefits	73,095	76,272
Deferred tax liabilities, net	18,793	21,123
Other long-term obligations	36,453	35,000
Total liabilities	1,266,139	1,267,773
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 shares authorized, 77,291 and 78,684 shares issued and outstanding	77,291	78,684
Additional paid-in capital	2,324,498	2,315,176
Accumulated deficit	(575,134)	(470,331)
Accumulated other comprehensive income	80,745	114,141
Total stockholders’ equity	1,907,400	2,037,670
Total liabilities and stockholders' equity	$3,173,539	$3,305,443

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$25,893	$7,354	$3,309	$59,052	$16,682
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	26,370	26,751	25,893	78,907	86,369
Basis of real estate sold	26,022	11,481	12,905	47,370	73,522
Change in deferred taxes	(1,424)	(3,531)	(3,057)	(5,299)	(11,896)
Pension and other postretirement employee benefits	1,632	1,632	1,143	4,895	3,431
Equity-based compensation expense	3,159	3,195	2,946	9,113	8,468
Amortization related to redesignated forward-starting interest rate swaps	2,873	2,841	2,674	8,524	7,960
Interest received under swaps with other-than-insignificant financing element	(6,982)	(6,950)	(7,536)	(20,918)	(22,503)
Other, net	(592)	(725)	(1,033)	571	(1,007)
Change in working capital and operating-related activities, net	(4,515)	4,751	(3,040)	(9,023)	(7,036)
Real estate development expenditures	(2,714)	(2,778)	(2,583)	(8,818)	(5,305)
Funding of pension and other postretirement employee benefits	(4,062)	(3,022)	(5,168)	(8,664)	(7,303)
Proceeds from insurance recoveries	—	—	—	—	1,680
Net cash from operating activities	65,660	40,999	26,453	155,710	143,062

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(6,223)	(3,636)	(25,575)	(21,973)	(52,178)
Timberlands reforestation and roads	(6,612)	(3,997)	(6,476)	(17,948)	(19,290)
Acquisition of timber and timberlands	(25,087)	(291)	(822)	(25,461)	(32,303)
Interest received under swaps with other-than-insignificant financing element	6,575	6,544	7,010	19,698	20,934
Other, net	(317)	826	134	658	752
Net cash from investing activities	(31,664)	(554)	(25,729)	(45,026)	(82,085)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(34,780)	(34,778)	(35,486)	(104,993)	(106,942)
Repurchase of common stock	—	(56,108)	(3,508)	(60,030)	(27,413)
Proceeds from issuance of long-term debt	100,000	—	—	100,000	—
Repayment of long-term debt	(100,000)	—	—	(100,000)	—
Other, net	(1,591)	(1,083)	(943)	(3,717)	(3,179)
Net cash from financing activities	(36,371)	(91,969)	(39,937)	(168,740)	(137,534)
Change in cash, cash equivalents and restricted cash	(2,375)	(51,524)	(39,213)	(58,056)	(76,557)
Cash, cash equivalents and restricted cash, beginning	96,044	147,568	200,344	151,725	237,688
Cash, cash equivalents and restricted cash, ending[1]	$93,669	$96,044	$161,131	$93,669	$161,131

[1]

Includes $4.9 million, $0.8 million, and $0 at September 30, 2025, June 30, 2025, and September 30, 2024, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2025	2025	2024	2025	2024
Revenues
Timberlands	$107,989	$101,664	$105,132	$312,104	$296,884
Wood Products	165,881	171,819	139,412	502,345	441,589
Real Estate	69,582	29,096	38,701	126,269	145,540
	343,452	302,579	283,245	940,718	884,013
Intersegment Timberlands revenues	(29,273)	(27,594)	(28,114)	(83,294)	(80,084)
Consolidated revenues	$314,179	$274,985	$255,131	$857,424	$803,929

Adjusted EBITDDA[1]
Timberlands	$41,003	$39,566	$35,824	$122,940	$104,696
Wood Products	(2,474)	1,723	(9,581)	10,889	(16,525)
Real Estate	63,045	22,720	31,861	108,521	127,657
Corporate	(12,042)	(13,164)	(12,203)	(37,355)	(36,624)
Eliminations and adjustments	(269)	1,180	1	(340)	(407)
Total Adjusted EBITDDA	89,263	52,025	45,902	204,655	178,797
Interest expense, net[2]	(11,461)	(10,412)	(9,635)	(23,365)	(18,049)
Depreciation, depletion and amortization	(26,046)	(26,370)	(25,487)	(77,820)	(85,150)
Basis of real estate sold	(26,022)	(11,481)	(12,905)	(47,370)	(73,522)
Merger-related expenses	(1,903)	—	—	(1,903)	—
Environmental charge	—	—	—	(490)	—
Non-operating pension and other postretirement employee benefits	(351)	(351)	200	(1,053)	602
Loss on disposal of assets	(234)	(328)	(338)	(658)	(267)
Other	1,222	741	1,516	1,757	1,348
Income (loss) before income taxes	$24,468	$3,824	$(747)	$53,753	$3,759

Depreciation, depletion and amortization
Timberlands	$16,083	$15,499	$16,778	$47,089	$51,193
Wood Products	9,582	10,495	8,395	29,629	33,138
Real Estate	162	159	138	461	412
Corporate	219	217	176	641	407
	26,046	26,370	25,487	77,820	85,150
Bond discounts and deferred loan fees[2]	324	381	406	1,087	1,219
Total depreciation, depletion and amortization	$26,370	$26,751	$25,893	$78,907	$86,369

Basis of real estate sold
Real Estate	$26,024	$11,486	$12,908	$47,378	$73,530
Eliminations and adjustments	(2)	(5)	(3)	(8)	(8)
Total basis of real estate sold	$26,022	$11,481	$12,905	$47,370	$73,522

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA in Non-GAAP Reconciliations.
[2]

Bond discounts, deferred loan fees, non-cash amortization related to redesignated forward swaps, and interest income are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Non-GAAP Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2025	2025	2024	2025	2024
Total Adjusted EBITDDA[1]
Net income (GAAP)	$25,893	$7,354	$3,309	$59,052	$16,682
Interest expense, net	11,461	10,412	9,635	23,365	18,049
Income taxes	(1,425)	(3,530)	(4,056)	(5,299)	(12,923)
Depreciation, depletion and amortization	26,046	26,370	25,487	77,820	85,150
Basis of real estate sold	26,022	11,481	12,905	47,370	73,522
Merger-related expenses	1,903	—	—	1,903	—
Environmental charge	—	—	—	490	—
Non-operating pension and other postretirement employee benefits	351	351	(200)	1,053	(602)
Loss on disposal of assets	234	328	338	658	267
Other	(1,222)	(741)	(1,516)	(1,757)	(1,348)
Total Adjusted EBITDDA	$89,263	$52,025	$45,902	$204,655	$178,797

Adjusted Net Income[1]
Net income (GAAP)	$25,893	$7,354	$3,309	$59,052	$16,682
Special items after tax:
Merger-related expenses	1,903	—	—	1,903	—
Environmental charge	—	—	—	368	—
Adjusted Net Income	$27,796	$7,354	$3,309	$61,323	$16,682

Adjusted Net Income Per Diluted Share[1]
Net income per diluted share (GAAP)	$0.33	$0.09	$0.04	$0.75	$0.21
Special items after tax:
Merger-related expenses and other charges	0.03	—	—	0.03	—
Adjusted Net Income Per Diluted Share[1]	$0.36	$0.09	$0.04	$0.78	$0.21

[1]	See "Non-GAAP Measures" for further details on management's use of these measures.